EXHIBIT 32.1

Certification of Principal Executive Officer and Principal Financial Officer

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of Prevention Insurance.com (the “Company”) on Form 10-Q for the period ended January 31, 2021 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Anthony Lococo, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge and belief:

1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 23, 2021	/s/ Anthony Lococo
Anthony Lococo
President and CEO (Principal Executive Officer, Principal Financial Officer, and Principal Accounting Officer)